SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2003

ARAMARK CORPORATION

(Exact name of registrant specified in charter)

Delaware	001-16807	23-3086414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-238-3000

(Former Name or Former Address, if Changed Since Last Report)

Item 9.	Regulation FD Disclosure

Attached hereto as Exhibit 99.1 are excerpts of a presentation given to certain of ARAMARK Corporation’s (the “Company”) investors on December 9, 2003.

Item 12.	Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 are excerpts of a presentation given to certain of the Company’s investors on December 9, 2003.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: December 9, 2003	By:	/s/ L. FREDERICK SUTHERLAND

	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Excerpts from Investor Presentation given on December 9, 2003